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             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC  20549

               ______________________________

                          FORM 8-K

                       CURRENT REPORT




    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 21, 1996
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              NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     MASSACHUSSETTS                      0-18226                13-3487910
     --------------                      -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

       51 MADISON AVENUE, ROOM 1700, NEW YORK, NEW YORK       10010
       ------------------------------------------------       -----
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (212) 576-6456
                                                   --------------



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Item 2 - DISPOSITION OF ASSETS
         ---------------------

On August 21, 1996, the Partnership sold its investments in the GNMA certificates and the Participating Guaranteed Loans relating to Cross Creek and Signature Place to Greystone Funding Corporation, an unaffiliated third party, for $17,291,379.53 in cash in a privately negotiated transaction. The purchaser withheld $50,000 pending receipt of UCC searches and correction filings.

As reported in the Partnership's Quarterly Report on Form 10-Q dated August 14, 1996, the General Partner is in the process of winding up and liquidating the Partnership. It is anticipated that liquidating distributions to Unitholders pursuant to both the litigation settlement and the liquidation of the Partnership will be paid prior to year end.

ITEM 7 - FINANCIAL STATEMENT, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS
         ----------------------------------

     (c) Exhibits

          1. Assignment Without Recourse, Representation or Warranty of the documents representing the Partnership's interest in the Participating Guaranteed Loan to the partners of Boiling Springs Apartments, Ltd.

          2. Assignment Without Recourse, Representation or Warranty of the documents representing the Partnership's interest in the Participating Guaranteed Loan to the partners of HG Partners Limited Partnership.


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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                NYLIFE Government Mortgage Plus
                                Limited Partnership

                                By NYLIFE Realty Inc.
                                   General Partner



Date: September 5, 1996
                                By:  /s/   Kevin M. Micucci
                                ---------------------------
                                    Kevin M. Micucci
                                    President (Principal Executive,
                                    Financial  and  Accounting Officer)


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